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                                                                  EXHIBIT 10(h)7
                                                           ALLETE 2006 Form 10-K

                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                                  FORM OF AWARD
                                 EFFECTIVE 2007
              [ELIGIBLE EXECUTIVE EMPLOYEES - CORPORATE AND ENERGY]


                            TARGET AWARD OPPORTUNITY
                            ------------------------


Base Salary                                         $

   TIMES

Award Opportunity (percent of base salary)          %
                                                    --------
   EQUALS

Target Award                                        $


                      PERFORMANCE LEVELS AND AWARD AMOUNTS
                      ------------------------------------


-------------------------- ------------------------------- ---------------------
                                PAYOUT AS PERCENT OF
  GOAL PERFORMANCE LEVEL            TARGET AWARD               AWARD AMOUNT
-------------------------- ------------------------------- ---------------------
Superior                                200%                         $
-------------------------- ------------------------------- ---------------------
Target                                  100%                         $
-------------------------- ------------------------------- ---------------------
Threshold                              37.5%                         $
-------------------------- ------------------------------- ---------------------
Below Threshold                           0%                         $
-------------------------- ------------------------------- ---------------------


                                      GOALS
                                      -----

                                                                         GOAL
                                                                       WEIGHTING
FINANCIAL GOALS
   Net Income from Continuing Operations                                  50%
   Cash Flow from Operating Activities                                    25%

STRATEGIC NON-FINANCIAL GOALS                                             25%
                                                                        ------
                                                                         100%

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                     ALLETE EXECUTIVE ANNUAL INCENTIVE PLAN
                                  FORM OF AWARD
                                 EFFECTIVE 2007
                  [ELIGIBLE EXECUTIVE EMPLOYEES - REAL ESTATE]


                      FINANCIAL GOALS AND AWARD OPPORTUNITY
                      -------------------------------------


Achievement Bonus Pool (0.0% - 0.xx% of Real Estate Land Sales)         $

   PLUS

Incentive Bonus Pool (0.0% - 0.xx% of Total Real Estate Income)         $

   EQUALS                                                               --------

Bonus Pool Opportunity                                                  $

   TIMES

Strategic Non-financial Goals (0% - 120%)                               %

   EQUALS

Annual Incentive Award                                                  $
                                                                        --------
                                                                        --------